[photo omitted]


                                   Seeking new opportunities for
                                   investors in a more competitive
                                   utilities environment.



COLONIAL UTILITIES FUND            SEMIANNUAL REPORT, MAY 31, 1997

PRESIDENT'S MESSAGE TO FUND SHAREHOLDERS

[photo of Harold W. Cogger omitted]


Long-term Treasury rates had a big influence on many investment markets during the first six months of your Fund's fiscal year. They began at 6.35% in December and rose throughout most of the period. After the Federal Reserve Board raised short-term interest rates in late March, as a preemptive strike against inflation, rates topped 7% but returned to 6.91% as of May 31.

In this generally rising interest rate environment, utility stock performance varied. Based on total return, electric utilities declined modestly and natural gas issues rose slightly. Telephone stocks provided strong returns. Your Fund's significant positions in telephone stocks helped it achieve a total return of 5.04% and outperform the Dow Jones Utilities Average for the six-month period.

In the coming months, the Fund will add investment flexibility that we believe will help us better serve your financial interests and goals in a changing environment for utilities. The portfolio managers' report on the following pages will cover three important topics:

0 STRONG PERFORMANCE FROM TELEPHONE STOCKS HELPED THE FUND BEAT THE
  AVERAGE DURING THE SIX-MONTH PERIOD

0 UNDERSTANDING THE CHANGING UTILITIES INDUSTRY

0 YOUR FUND'S HOLDINGS

We thank you for giving us the opportunity to help you meet your financial goals, and we hope to continue serving you in the years to come.

Respectfully,


/s/ Harold W. Cogger

Harold W. Cogger
President
July 16, 1997


--------------------------------
Not FDIC       May Lose Value
Insured        No Bank Guarantee
--------------------------------

Because market conditions change frequently, there can be no assurance that the trends described in this report will continue.

PERFORMANCE REPORT

Telephone stocks were up during the period, getting a significant boost in the last five weeks from two developments. In the first, the Justice Department approved the merger of Bell Atlantic with NYNEX; Federal Communications Commission (FCC) approval is still pending. The second involved FCC decisions that eased investor concerns over access charges and universal service reform.


The telephone sector's strong performance certainly paid off for Colonial
     Utilities Fund. The Fund holds significant positions in telephone stocks -- currently about 30% of the portfolio -- and four of the top five holdings are telecommunications companies. With their help, the Fund's Class A shares had a total return of 5.04% for the six-month period. This return beat that of the unmanaged Dow Jones Utilities Average, which does not include telephone stocks, and was down 3.22%.


AVERAGE ANNUAL TOTAL RETURNS

As of 6/30/97
(Most Recent Quarter End)
Class A Shares Inception 3/4/92*
Class B Shares Inception 5/5/92

                   CLASS A          CLASS B
                 NAV     MOP     NAV     w/CDSC
1 year          12.42%  7.08%   11.59%    6.59%
------------------------------------------------
5 years         10.23   9.16     9.44     9.16
------------------------------------------------
10 years         9.95   9.42       -        -
------------------------------------------------
Since
inception       10.69   9.68     9.66     9.53
------------------------------------------------
*Change in investment policies.


COLONIAL UTILITIES FUND PERFORMANCE

Colonial Utilities Fund Class A shares vs. the Dow Jones Utilities Average. Change in value of $10,000 from 3/31/92 - 5/31/97. Based on performance for Class A shares with and without sales charges.

[performance graph]

   DATE           NAV            MOP       Dow Jones Util Av Tr
 3/31/92           10000            9525         $10,000
 4/30/92        10204.22         9719.52          10,287
 5/31/92        10443.32        9947.267          10,467
 6/30/92        10531.86        10031.59          10,436
 7/31/92        11084.16        10557.67          11,169
 8/31/92         11064.8        10539.22          10,912
 9/30/92        11130.52        10601.82          11,066
10/31/92        11136.96        10607.96          11,071
11/30/92        11126.12        10597.63          11,061
12/31/92         11406.7        10864.88          11,255
 1/31/93        11618.48         11066.6          11,562
 2/28/93        12212.87        11632.76          12,325
 3/31/93        12306.49        11721.94          12,472
 4/30/93        12277.77        11694.58          12,385
 5/31/93        12257.98        11675.73          12,403
 6/30/93        12607.63        12008.77          12,811
 7/31/93        12835.03        12225.36          13,116
 8/31/93        13160.97        12535.82          13,524
 9/30/93         13043.3        12423.74          13,247
10/31/93        12856.21        12245.54          12,793
11/30/93        12261.09        11678.69          12,049
12/31/93        12468.06        11875.82          12,338
 1/31/94        12265.85        11683.22          12,181
 2/28/94        11697.22         11141.6          11,416
 3/31/94        11382.07        10841.42          10,722
 4/30/94        11635.14        11082.47          10,911
 5/31/94        11141.66        10612.43          10,263
 6/30/94        10886.62         10369.5           9,846
 7/31/94        11290.28        10753.99          10,380
 8/31/94        11324.41         10786.5          10,616
 9/30/94        11038.97        10514.62          10,262
10/31/94        11185.84        10654.51          10,279
11/30/94        11152.65         10622.9          10,259
12/31/94        11182.39        10651.23          10,452
 1/31/95        11911.96        11346.14          11,142
 2/28/95        11982.83        11413.65          11,265
 3/31/95        11887.67        11323.01          10,975
 4/30/95        12132.18         11555.9          11,405
 5/31/95        12679.49        12077.21          12,188
 6/30/95        12720.92        12116.68          12,014
 7/31/95        12801.62        12193.54          12,149
 8/31/95        13099.66        12477.42          12,121
 9/30/95        13824.13        13167.49          12,915
10/31/95         14124.4        13453.49          12,960
11/30/95        14375.16        13692.34          13,128
12/31/95        15068.47        14352.72          13,795
 1/31/96        15359.15        14629.59          14,161
 2/29/96        14986.23        14274.38          13,530
 3/31/96        14834.72        14130.07          13,203
 4/30/96         14673.3        13976.32          13,070
 5/31/96        14693.51        13995.57          13,140
 6/30/96        15246.09         14521.9          13,876
 7/31/96         14650.6        13954.69          12,952
 8/31/96        14723.26         14023.9          13,615
 9/30/96        14753.01        14052.24          13,845
10/31/96        15352.45        14623.21          14,509
11/30/96        15851.18        15098.25          15,163
12/31/96         15975.5        15216.66          15,050
 1/31/97        16310.54        15535.79          15,074
 2/28/97        16594.38        15806.15          14,815
 3/31/97        15974.39        15215.61          14,325
 4/30/97         16099.5        15334.78          14,217
 5/31/97        16650.28        15859.39          14,675

A $10,000 investment in Class B shares made on May 5, 1992 (inception), at net asset value (NAV) would have grown to $15,645 on May 31, 1997. The same investment, after deducting the applicable contingent deferred sales charge
(CDSC), would have been valued at $15,445 on May 31, 1997. The Dow Jones Utilities Average is an unmanaged index that tracks the performance of utility stocks. Unlike mutual funds, indexes are not investments, do not incur fees or charges, and it is not possible to invest in an index.

Returns and value of an investment will vary, resulting in a gain or a loss on sale. All results shown assume reinvestment of distributions. NAV returns do not include sales charges or CDSC. Maximum offering price (MOP) returns include the maximum sales charge of 4.75%. The CDSC returns reflect the maximum charges of 5% for 1 year, 2% for 5 years and 1% since inception. Past performance cannot predict future results.

PORTFOLIO MANAGERS' REPORT ON THE CHANGING UTILITIES INDUSTRY

All the major utility sectors -- electric, telephone and natural gas -- are undergoing significant changes. We are beginning to see the emergence of the competitive market places envisioned when the Energy Policy Act and the Telecommunications Act were passed. Eventually we should see an end to monopoly service territories and geographic boundaries under which utility companies have historically operated.

As deregulation moves closer to implementation, companies are restructuring or repositioning themselves to meet the challenges of a more competitive marketplace. As competition for customer dollars increases, some companies will benefit and some will not. In this environment, the ability to select the best stocks will be an even bigger factor in long-term investment success. Our years of experience investing in utilities markets have provided solid long-term returns to our investors. We believe this experience will continue to benefit you as we seek out new investment opportunities.


SECTOR BREAKDOWN AT 5/31/97        TOP 10 HOLDINGS AT 5/31/97

Electric - 45.14%                  SBC Communications, Inc.            5.09%
Telephones - 30.56%                NYNEX Corp.                         5.08
Natural Gas - 13.34%               Ameritech Corp.                     5.00
Preferred Stock - 10.51%           FPL Group, Inc.                     4.74
Cash - 0.45%                       BellSouth Corp                      4.65
                                   Williams Companies, Inc.            4.51
[pie chart omitted]                GTE Corp.                           4.42
                                   GPU, Inc.                           3.94
                                   Cinergy Corp.                       3.76
                                   DPL, Inc.                           3.60


                                   Sector classifications are based upon
                                   Colonial's defined criteria as used in the investment process and differ from those in the following financial statements.

                                   Holdings and sector breakdowns are calculated as a percentage of net assets. Because the Fund is actively managed, they will change over time.

Compared to the U.S., the rest of the world is under-powered and under-telephoned. Utilities are part of the infrastructure necessary to support the fast-paced economic growth of developing countries. Foreign utilities also offer substantial diversification, because their markets have not always moved in step with the United States. To take advantage of these opportunities, your Trustees recently increased your Fund's investment flexibility. Beginning August 1, 1997, management will be able to invest up to 20% of the Fund's assets in foreign utility stocks. In addition, 20% may be invested in non-utility stocks. We expect that this wider range of investment selections will bring added diversification and growth potential to your Fund.

The Fund's objective now equally weights the goals of current income and long-term growth. Previously, current income was the Fund's primary objective; long-term growth was secondary. We believe that as the utilities industry undergoes this transformation, this revised objective is better suited to the market environment and should benefit investors looking for current income or long-term growth. The Fund also adopted a flexible dividend policy, meaning the monthly dividend will fluctuate based on the Fund's earnings.


YOUR FUND'S HOLDINGS

In this new era of deregulation, understanding the utilities markets is more important than ever when selecting stocks. Here, our team of management experts talks about a few of the stocks they owned during the period.

AT&T CORPORATION
LUCENT TECHNOLOGIES, INC.

During the period, the Fund eliminated the last of its holdings in AT&T, which will be facing additional competition from the regional Bell companies in its core long-distance business. We retained most of Lucent
Technologies, the telecommunications equipment manufacturing operation that was received in a spin-off from AT&T last September. We believe Lucent has strong growth potential.


SBC COMMUNICATIONS, INC.
PACIFIC TELESIS GROUP

Effective April 1, SBC Communications completed its merger with Pacific Telesis. After a substantial merger-related write-off this year, we expect the combined operation to produce savings of approximately $1 billion per year by 2000. We believe earnings will return to their usual double digit growth rate in 1998. Entry into the long distance market should be an added plus.

Because the Fund is actively managed, security holdings will change over time.

PORTFOLIO MANAGERS' REPORT ON THE CHANGING UTILITIES INDUSTRY


The changes in the utilities industry bring opportunity to those who know where to look. We have years of experience selecting utilities stocks and our solid, long-term performance results speak for themselves. We look forward to meeting the challenges of this new era and are optimistic that investing in utilities will continue to provide current income and long-term growth opportunities to our shareholders.


     /s/ John Lennon          /s/ Richard Petrino



     John Lennon is vice president of Colonial Management Associates, Inc. and has served as lead portfolio manager of the Fund since 1984. Richard Petrino has been associate portfolio manager of the Fund since 1995. Together, they have more than 35 years experience in professional money management.


YOUR FUND'S HOLDINGS

DUKE POWER CO.
PANENERGY CORP.

A number of electric utilities are responding to the advent of competition by merging with other electric or natural gas companies. Duke Power, a high quality electric firm, recently merged with one of the Fund's holdings, PanEnergy, a major gas transmission and trading concern. The resulting company is called Duke
Energy Corp. Analysts expect this acquisition to double
Duke's future growth rate to about 8% annually.


MCN ENERGY GROUP INC.

Over the past five years, MCN has transformed itself from a regulated Michigan natural gas utility into an emerging energy concern. Its unregulated diversified energy operations, the major growth area for this company in recent years, accounted for 28% of last year's earnings. Based on projected capital expenditures, we expect this percentage to continue to expand in the next four years, enabling earnings to continue their historic double digit growth rate.

INVESTMENT PORTFOLIO
May 31, 1997 (Unaudited, in Thousands)

                                   COMMON STOCKS AND CONVERTIBLES -- 89.1%                               SHARES             VALUE
                                   ------------------------------------------------------------------------------------------------
                                   Transportation, Communications, Electric, Gas and Sanitary Services
                                   COMMUNICATIONS -- 30.6%
                                   Ameritech Corp.                                                         746             $ 48,869
                                   Bell Atlantic Corp.                                                     325               22,791
                                   BellSouth Corp.                                                       1,001               45,425
                                   Citizens Utilities Co., 5% Convertible Preferred                        100                4,412
                                   Frontier Corp.                                                          435                7,989
                                   GTE Corp.                                                               979               43,181
                                   Lucent Technologies, Inc.                                                50                3,181
                                   NYNEX Corp.                                                             925               49,719
                                   SBC Communications, Inc.                                                850               49,730
                                   360 Communications Co.                                                   42                  786
                                   US West Communications Group                                            400               14,650
                                   US West Media Group                                                     400                7,950
                                                                                                                           --------
                                                                                                                            298,683
                                                                                                                           --------
                                   ELECTRIC SERVICES -- 45.2%
                                   American Electric Power Co., Inc.                                       450               18,337
                                   Boston Edison Co.                                                       550               14,162
                                   Carolina Power & Light Co.                                              150                5,212
                                   Cinergy Corp.                                                         1,050               36,750
                                   DPL, Inc.                                                             1,475               35,216
                                   DTE Energy Co.                                                          773               20,769
                                   Eastern Utilities Associates                                            125                2,201
                                   Edison International                                                    850               19,869
                                   Entergy Corp.                                                           150                3,956
                                   FPL Group, Inc.                                                       1,000               46,375
                                   GPU, Inc.                                                             1,100               38,500
                                   Houston Industries, Inc.                                                679               14,098
                                   IES Industries, Inc.                                                    350               10,238
                                   Kansas City Power & Light Co.                                           700               19,513
                                   KU Energy Corp.                                                         100                3,450
                                   Long Island Lighting Co.                                                450               10,406
                                   MidAmerican Energy Co.                                                  100                1,688
                                   Ohio Edison Co.                                                         300                6,375
                                   PacifiCorp                                                            1,200               23,850
                                   Portland General Corp.                                                  425               17,000
                                   Public Service Co. of Colorado                                          550               22,206
                                   Public Service Enterprise Group, Inc.                                   200                4,950
                                   Puget Sound Power & Light Co.                                           132                3,291
                                   Rochester Gas & Electric Corp.                                           50                1,000
                                   SCANA Corp.                                                             250                6,250
                                   Sierra Pacific Resources                                                275                8,147
                                   Southern Co.                                                            900               19,125
                                   Texas Utilities Co.                                                     750               25,781
                                   Utilicorp United, Inc.                                                  100                2,700
                                                                                                                           --------
                                                                                                                            441,415
                                                                                                                           --------
                                   GAS SERVICES -- 13.3%
                                   MCN Energy Group, Inc.                                                  875               25,922
                                   MCN Energy Group, Inc., PRIDES, 8.75%                                    35                  976
                                   MDU Resources Group, Inc.                                               175                4,244
                                   Pacific Enterprises                                                     400               13,100
                                   PanEnergy Corp.                                                         425               19,869
                                   Peoples Energy Corp.                                                    200                7,100
                                   UGI Corp.                                                               500               11,250
                                   Williams Cos., Inc.                                                   1,000               44,125
                                   Williams Cos., Inc., $3.50 Convertible Preferred                         37                3,810
                                                                                                                           --------
                                                                                                                            130,396
                                                                                                                           --------
                                   Total Common Stocks and Convertibles (cost of $719,923)                                  870,494
                                                                                                                           --------

INVESTMENT PORTFOLIO/MAY 31, 1997  PREFERRED STOCKS -- 8.8%                                              SHARES             VALUE
                                   ------------------------------------------------------------------------------------------------
                                   Transportation, Communications, Electric, Gas and Sanitary Services
                                   ELECTRIC SERVICES -- 7.7%
                                   Arizona Public Service Co., $1.8125, Series W                            180             $  4,567
                                   Baltimore Gas & Electric Co., 6.75%, Series 1987                         27                2,718
                                   Boston Edison Co., 7.75%                                                100                2,537
                                   Carolina Power & Light Co., 7.72%                                        30                3,060
                                   Central Maine Power Co., 7.875%                                          16                1,435
                                   Commonwealth Edison Co., 7.24%                                           52                5,026
                                   Detroit Edison Co.:
                                       7.74%                                                               100                2,525
                                       7.75%                                                               100                2,575
                                   Duke Power Co., 7.04%                                                    20                2,134
                                   Entergy Arkansas, Inc.:
                                       7.80%                                                                10                1,002
                                       7.88%                                                                 9                  895
                                   Entergy Gulf States Utilities:
                                       7.56%                                                                18                1,751
                                       8.80%                                                                15                1,549
                                   Entergy Louisiana, Inc., 8.00%                                           30                  801
                                   Jersey Central Power & Light Co., 7.88%, Series E                        15                1,551
                                   Montana Power Co., $6.875                                                30                3,095
                                   Northern Indiana Public Service Co., 7.44%                                9                  911
                                   Ohio Edison Co., 7.75%                                                  240                5,970
                                   PECO Energy Co., 7.48%                                                   30                3,173
                                   Pennsylvania Power Co., 7.75%                                            15                1,373
                                   PSI Energy, Inc.:
                                       6.875%                                                               36                3,682
                                       7.44%                                                               235                5,993
                                   TU Electric Capital, TOPRS, 8.25%                                       680               17,170
                                                                                                                           --------
                                                                                                                             75,493
                                                                                                                           --------
                                   GAS SERVICES -- 1.1%
                                   Enron Corp., MIPS, 8.00%                                                 400              10,050
                                   Pacific Enterprises, $4.50                                                 4                 270
                                                                                                                           --------
                                                                                                                             10,320
                                                                                                                           --------
                                   Total Preferred Stocks (cost of $85,226)                                                  85,813
                                                                                                                           --------
                                   ADJUSTABLE RATE PREFERRED STOCKS -- 1.7%
                                   ------------------------------------------------------------------------------------------------
                                   Transportation, Communications, Electric, Gas and Sanitary Services
NOTES TO                           ELECTRIC SERVICES -- 1.2%
INVESTMENT PORTFOLIO:              Cleveland Electric Illuminating Co.,  Series L                            65               5,720
---------------------------------  Entergy Gulf States Utilities, Series A                                   18               1,732
(a) Cost for federal income tax    Georgia Power Co., Series 1993                                           110               2,764
purposes is the same.              Illinois Power Co., Series A                                              25               1,081
                                   Toledo Edison Co., Series A                                               40                 895
                                                                                                                           --------
                                                                                                                             12,192
                                                                                                                           --------
                                   GAS SERVICES -- 0.5%
                                   Enserch Corp., Series E                                                   48               4,770
                                                                                                                           --------
ACRONYM        NAME                Total Adjustable Rate Preferred Stocks  (cost of $16,992)                                 16,962
TOPRS          Trust Originated                                                                                            --------
               Preferred           Total Investments -- 99.6% (cost of $822,141) (a)                                        973,269
               Redeemable                                                                                                  --------
               Securities          SHORT-TERM OBLIGATIONS -- 0.6%                                           PAR
MIPS           Monthly Income      Repurchase agreement with Greenwich Capital Markets Corp.,
               Preferred Stock     dated 5/30/97, due 6/02/97 at 5.500% collateralized by
PRIDES         Preferred           U.S. Treasury notes with various maturities to 2026,
               Redeemable          market value $6,563 (repurchase proceeds $5,876)                      $5,873               5,873
               Increased                                                                                                   --------
               Dividend Equity     OTHER ASSETS & LIABILITIES, NET -- (0.2)%                                                 (2,481)
               Securities          ------------------------------------------------------------------------------------------------
                                   Net Assets -- 100.0%                                                                    $976,661
                                                                                                                           ========

See notes to financial statements.

STATEMENT OF ASSETS AND LIABILITIES
May 31, 1997 (Unaudited)

                                   (In thousands except for per share amounts and footnotes)
                                   ASSETS
                                   Investments at value (cost $822,141)                                                  $973,269
                                   Short-term obligations                                                                   5,873
                                                                                                                         --------
                                                                                                                          979,142
                                   Receivable for:
                                       Dividends                                                         $3,747
                                       Fund shares sold                                                     167
                                       Interest                                                               2
                                   Other                                                                    229             4,145
                                                                                                        -------          --------
                                       Total Assets                                                                       983,287
                                   LIABILITIES
                                   Payable for:
                                       Fund shares repurchased                                            3,593
                                       Distributions                                                      2,762
                                   Accrued:
                                       Service fee                                                          203
                                       Deferred Trustee fee                                                  27
                                   Other                                                                     41
                                                                                                         ------
                                       Total Liabilities                                                                    6,626
                                                                                                                         --------
                                   Net Assets                                                                            $976,661
(a) On sales of $50,000 or more                                                                                          ========
the offering price is reduced.     Net asset value & redemption price per share -- Class A ($316,759/20,211)             $  15.67
                                                                                                                         ========
(b) Redemption price per share     Maximum offering price per share -- Class A ($15.67/0.9525)                           $  16.45(a)
is equal to net asset value less                                                                                         ========
any applicable contingent          Net asset value & offering price per share -- Class B ($659,902/42,107)               $  15.67(b)
deferred sales charge.                                                                                                   ========
                                   COMPOSITION OF NET ASSETS
                                   Capital paid in                                                                       $911,649
                                   Undistributed net investment income                                                      1,156
                                   Accumulated net realized loss                                                          (87,272)
                                   Net unrealized appreciation                                                            151,128
See notes to financial statements.                                                                                       --------
                                                                                                                         $976,661
                                                                                                                         ========

STATEMENT OF OPERATIONS
For the Six Months Ended May 31, 1997 (Unaudited)
                                   (In thousands)
                                   INVESTMENT INCOME
                                   Dividends                                                                             $ 25,887
                                   Interest                                                                                   187
                                                                                                                         --------
                                                                                                                           26,074
                                   EXPENSES
                                   Management fee                                                        $3,311
                                   Service fee                                                            1,271
                                   Distribution fee -- Class B                                            2,591
                                   Transfer agent                                                         1,288
                                   Bookkeeping fee                                                          182
                                   Registration fee                                                          20
                                   Custodian fee                                                             22
                                   Audit fee                                                                 22
                                   Trustees fee                                                              36
                                   Reports to shareholders                                                   12
                                   Legal fee                                                                  4
                                   Other                                                                     43             8,802
                                                                                                         ------------------------
                                       Net Investment Income                                                               17,272
                                                                                                                         --------
                                   NET REALIZED & UNREALIZED GAIN ON PORTFOLIO POSITIONS
                                   Net realized gain                                                     14,942
                                   Net unrealized appreciation during the period                         15,233
                                       Net Gain                                                         -------            30,175
                                                                                                                         --------
                                   Net Increase in Net Assets from Operations                                            $ 47,447
See notes to financial statements.                                                                                       ========

STATEMENT OF CHANGES IN NET ASSETS
                                                                                                     (Unaudited)
                                                                                                      Six months
                                                                                                           ended         Year ended
                                   (In thousands)                                                         May 31        November 30
                                                                                                      ----------        -----------
                                   INCREASE (DECREASE) IN NET ASSETS                                        1997               1996
                                   Operations:
                                   Net investment income                                              $   17,272        $    42,162
                                   Net realized gain                                                      14,942             13,770
                                   Net unrealized appreciation                                            15,233             48,040
                                                                                                      ----------        -----------
                                       Net Increase from Operations                                       47,447            103,972
                                   Distributions:
                                   From net investment income -- Class A                                  (6,462)           (15,364)
                                   From net investment income -- Class B                                 (10,929)           (26,326)
                                                                                                      ----------        -----------
                                                                                                          30,056             62,282
                                                                                                      ----------        -----------
                                   Fund Share Transactions:
                                   Receipts for shares sold -- Class A                                    12,231             20,947
                                   Value of distributions reinvested -- Class A                            4,827             11,490
                                   Cost of shares repurchased -- Class A                                 (58,359)          (104,735)
                                                                                                      ----------        -----------
                                                                                                         (41,301)           (72,298)
                                                                                                      ----------        -----------
                                   Receipts for shares sold -- Class B                                     9,733             53,077
                                   Value of distributions reinvested -- Class B                            8,719             20,888
                                   Cost of shares repurchased -- Class B                                (107,953)          (207,844)
                                                                                                      ----------        -----------
                                                                                                         (89,501)          (133,879)
                                                                                                      ----------        -----------
                                   Net Decrease from Fund
                                       Share Transactions                                               (130,802)          (206,177)
                                                                                                      ----------        -----------
                                         Total Decrease                                                 (100,746)          (143,895)

                                   NET ASSETS
                                   Beginning of period                                                 1,077,407          1,221,302
                                                                                                      ----------        -----------
                                   End of period (including undistributed net investment
                                       income of $1,156 and $1,273, respectively)                     $  976,661        $ 1,077,407
                                                                                                      ==========        ===========
                                   NUMBER OF FUND SHARES
                                   Sold -- Class A                                                           794              1,421
                                   Issued for distributions reinvested -- Class A                            314                784
                                   Repurchased -- Class A                                                 (3,806)            (7,147)
                                                                                                      ----------        -----------
                                                                                                          (2,698)            (4,942)
                                                                                                      ----------        -----------
                                   Sold -- Class B                                                           635              3,596
                                   Issued for distributions reinvested -- Class B                            567              1,425
                                   Repurchased -- Class B                                                 (7,035)           (14,191)
                                                                                                      ----------        -----------
                                                                                                          (5,833)            (9,170)
                                                                                                      ----------        -----------



See notes to financial statements.

NOTES TO FINANCIAL STATEMENTS
May 31, 1997 (Unaudited)

NOTE 1: INTERIM FINANCIAL STATEMENTS
--------------------------------------------------------------------------------
In the opinion of management of Colonial Utilities Fund (the Fund), a series of Colonial Trust IV, the accompanying financial statements contain all normal and recurring adjustments necessary for the fair presentation of the financial position of the Fund at May 31, 1997, and the results of its operations, the changes in its net assets and the financial highlights for the six months then ended.

NOTE 2: ACCOUNTING POLICIES
--------------------------------------------------------------------------------
ORGANIZATION
The Fund is a diversified portfolio of a Massachusetts business trust, registered under the Investment Company Act of 1940, as amended, as an open-end, management investment company. The Fund's investment objective is to seek primarily current income and secondarily long-term growth. The Fund may issue an unlimited number of shares. The Fund offers Class A shares sold with a front-end sales charge and Class B shares which are subject to an annual distribution fee and a contingent deferred sales charge. Class B shares will convert to Class A shares when they have been outstanding approximately eight years.

The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates. The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements.

SECURITY VALUATION AND TRANSACTIONS
Equity securities are valued at the last sale price or, in the case of unlisted or listed securities for which there were no sales during the day, at current quoted bid prices.

Short-term obligations with a maturity of 60 days or less are valued at amortized cost.

Portfolio positions which cannot be valued as set forth above are valued at fair value under procedures approved by the Trustees.

Security transactions are accounted for on the date the securities are purchased, sold or mature.

Cost is determined and gains and losses are based upon the specific identification method for both financial statement and federal income tax purposes.

DETERMINATION OF CLASS NET ASSET VALUES AND FINANCIAL HIGHLIGHTS
All income, expenses (other than the Class B distribution fee), realized and unrealized gains (losses), are allocated to each class proportionately on a daily basis for purposes of determining the net asset value of each class.

Class B per share data and ratios are calculated by adjusting the expense and net investment income per share data and ratios for the Fund for the entire period by the distribution fee applicable to Class B shares only.

FEDERAL INCOME TAXES
Consistent with the Fund's policy to qualify as a regulated investment company and to distribute all of its taxable income, no federal income tax has been accrued.

DISTRIBUTIONS TO SHAREHOLDERS
The Fund declares and records distributions daily and pays monthly.

The amount and character of income and gains to be distributed are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. Reclassifications are made to the Fund's capital accounts to reflect income and gains available for distribution (or available capital loss carryforwards) under income tax regulations.

OTHER
Corporate actions are recorded on the ex-date. Interest income is recorded on the accrual basis.

The Fund's custodian takes possession through the federal book-entry system of securities collateralizing repurchase agreements. Collateral is marked-to-market daily to ensure that the market value of the underlying assets remains sufficient to protect the Fund. The Fund may experience costs and delays in liquidating the collateral if the issuer defaults or enters bankruptcy.

NOTES TO FINANCIAL STATEMENTS CONT.

NOTE 3: FEES AND COMPENSATION PAID TO AFFILIATES
--------------------------------------------------------------------------------
MANAGEMENT FEE
Colonial Management Associates, Inc. (the Adviser) is the investment Adviser of the Fund and furnishes accounting and other services and office facilities for a monthly fee based on the Fund's average net assets as follows:

Average Net Assets            Annual Fee Rate
------------------            ---------------
First $1 billion              0.65%
Over $1 billion               0.60%

BOOKKEEPING FEE
The Adviser provides bookkeeping and pricing services for $27,000 per year plus a percentage of the Fund's average net assets as follows:

Average Net Assets            Annual Fee Rate
------------------            ---------------
First $50 million             No charge
Next $950 million             0.035%
Next $1 billion               0.025%
Next $1 billion               0.015%
Over $3 billion               0.001%

TRANSFER AGENT
Colonial Investors Service Center, Inc. (the Transfer Agent), an affiliate of the Adviser, provides shareholder services for a monthly fee equal to 0.20% annually of the Fund's average net assets and receives reimbursement for certain out-of-pocket expenses.

UNDERWRITING DISCOUNTS, SERVICE AND DISTRIBUTION FEES
Colonial Investment Services, Inc. (the Distributor), an affiliate of the Adviser, is the Fund's principal underwriter. During the six months ended May 31, 1997, the Fund has been advised that the Distributor retained net underwriting discounts of $12,601 on sales of the Fund's Class A shares and received contingent deferred sales charges (CDSC) of $1,442,400 on Class B share redemptions.

The Fund has adopted a 12b-1 plan which requires the payment of a service fee to the Distributor equal to 0.25% annually of the Fund's net assets as of the 20th of each month. The plan also requires the payment of a distribution fee to the Distributor equal to 0.75% annually of the average net assets attributable to Class B shares only.

The CDSC and the fees received from the 12b-1 plan are used principally as repayment to the Distributor for amounts paid by the Distributor to dealers who sold such shares.

OTHER
The Fund pays no compensation to its officers, all of whom are employees of the Adviser.

The Fund's Trustees may participate in a deferred compensation plan which may be terminated at any time. Obligations of the plan will be paid solely out of the Fund's assets.

NOTE 4: PORTFOLIO INFORMATION
--------------------------------------------------------------------------------
INVESTMENT ACTIVITY
During the six months ended May 31, 1997, purchases and sales of investments, other than short-term obligations, were $3,741,547 and $125,264,434, respectively.

Unrealized appreciation (depreciation) at May 31, 1997, based on cost of investments for both financial statement and federal income tax purposes was:

Gross unrealized appreciation               $185,994,571
Gross unrealized depreciation                (34,866,770)
                                            ------------
    Net unrealized appreciation             $151,127,801
                                            ============

CAPITAL LOSS CARRYFORWARD
At November 30, 1996, capital loss carryforwards available (to the extent provided in regulations) to offset future realized gains were approximately as follows:

Year of                Capital loss
expiration             carryforward
----------             ------------
1997                 $  22,439,000
1998                     9,759,000
1999                     3,592,000
2000                     6,425,000
2001                     6,391,000
2002                    38,551,000
2003                    21,504,000
                     -------------
                     $ 108,661,000
                     =============

Of the loss carryforwards expiring in 1997 and 1998, $1,158,000 and $5,427,000, respectively, were acquired in the merger with Colonial Corporate Cash Trust II.

Expired capital loss carryforwards, if any, are recorded as a reduction of capital paid in.

To the extent loss carryforwards are used to offset any future realized gains, it is unlikely that such gains would be distributed since they may be taxable to shareholders as ordinary income.

OTHER
The Fund concentrates its investments in utility securities, subjecting it to greater risk than a fund that is more diversified.

NOTE 5:  LINE OF CREDIT
--------------------------------------------------------------------------------
The Fund may borrow up to 10% of its net assets under a line of credit for temporary or emergency purposes. Any borrowings bear interest at one of the following options determined at the inception of the loan: (1) federal funds rate plus 1/2 of 1%, (2) the lending bank's base rate or (3) IBOR offshore loan rate plus 1/2 of 1%. There were no borrowings under the line of credit during the six months ended May 31, 1997.

FINANCIAL HIGHLIGHTS

Selected data for a share of each class outstanding throughout each period are as follows:

                               (Unaudited)
                               Six months ended         Year ended              Year ended             Year ended
                               May 31                   November 30             November 30            November 30
                               ------------------       ------------------      ------------------     ------------------
                               1997                     1996                    1995                   1994
                               Class A     Class B      Class A    Class B      Class A    Class B     Class A    Class B
                               -------     -------      -------    -------      -------    -------     -------    -------
Net asset value --
Beginning of period            $15.210     $15.210      $14.370    $14.370      $11.720    $11.720     $13.600    $13.600
                               -------     -------      -------    -------      -------    -------     -------    -------
INCOME FROM
    INVESTMENT OPERATIONS:
Net investment
    income                       0.301       0.243        0.612      0.502        0.640      0.544       0.681      0.587
Net realized and
unrealized gain (loss)           0.459       0.459        0.831      0.831        2.659      2.659      (1.896)    (1.896)
                               -------     -------      -------    -------      -------    -------     -------    -------
Total from Investment
Operations                       0.760       0.702        1.443      1.333        3.299      3.203      (1.215)    (1.309)
                               -------     -------      -------    -------      -------    -------     -------    -------
DISTRIBUTIONS DECLARED
    TO SHAREHOLDERS:
From net investment
    income                      (0.300)     (0.242)      (0.603)    (0.493)      (0.649)    (0.553)     (0.665)    (0.571)
                               -------     -------      -------    -------      -------    -------     -------    -------
Net asset value --
End of period                  $15.670     $15.670      $15.210    $15.210      $14.370    $14.370     $11.720    $11.720
                               =======     =======      =======    =======      =======    =======     =======    =======
Total return (a)                 5.04%(b)    4.65%(b)    10.27%      9.45%       28.90%     27.96%     (9.04)%    (9.73)%
                               =======     =======      =======    =======      =======    =======     =======    =======
RATIOS TO
    AVERAGE NET ASSETS
Operating expenses               1.22%(c)(d) 1.97%(c)(d)  1.20%(c)   1.95%(c)     1.21%(c)   1.96%(c)    1.23%      1.98%
Interest expense                    --          --           --         --           --         --          --         --
Net investment
income                           3.89%(c)(d) 3.14%(c)(d)  4.16%(c)   3.41%(c)     5.00%(c)   4.25%(c)    5.49%      4.74%
Portfolio turnover                  0%         0%            8%         8%           7%         7%         16%        16%
Average commission
rate (e)                       $0.0470    $0.0470       $0.0484    $0.0484           --         --          --         --
Net assets at end of
period (in millions)           $   317    $   660       $   348    $   729      $   400    $   821     $   373    $   744

(a) Total return at net asset value assuming all distributions reinvested and no initial sales charge or contingent deferred sales charge.
(b) Not annualized.
(c) The benefits derived from custody credits and directed brokerage arrangements had no impact. Prior years' ratios are net of benefits received, if any.
(d) Annualized.
(e) For fiscal years beginning on or after September 1, 1995, a fund is required to disclose its average commission rate per share for trades on which commissions are charged.

FINANCIAL HIGHLIGHTS CONT.

Selected data for a share of each class outstanding throughout each period are as follows:

                                                       Year ended                      Year ended
                                                       November 30                     November 30
                                                       -----------------------         -----------------------
                                                       1993                            1992 (A)

                                                       Class A         Class B         Class A         Class B(b)
                                                       -------         -------         -------         ----------
Net asset value -- Beginning of period                 $12.960         $12.960         $11.440         $12.310
                                                       -------         -------         -------         -------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income                                    0.713           0.612           0.741           0.296
Net realized and unrealized gain                         0.616           0.616           1.517           0.691
                                                       -------         -------         -------         -------
Total from Investment Operations                         1.329           1.228           2.258           0.987
                                                       -------         -------         -------         -------
LESS DISTRIBUTIONS DECLARED TO SHAREHOLDERS:
From net investment income                              (0.689)         (0.588)         (0.727)         (0.337)
From capital paid in                                        --              --          (0.011)(c)          --
                                                       -------         -------         -------         -------
Total Distributions Declared to Shareholders            (0.689)         (0.588)         (0.738)         (0.337)
                                                       -------         -------         -------         -------
Net asset value -- End of period                       $13.600         $13.600         $12.960         $12.960
                                                       =======         =======         =======         =======
Total return (d)                                        10.20%           9.42%          20.21%           6.06%(e)
                                                       =======         =======         =======         =======
RATIOS TO AVERAGE NET ASSETS
Operating expenses                                       1.19%           1.94%           1.16%           1.91%(f)
Net investment income                                    4.92%           4.17%           5.52%           4.77%(f)
Portfolio turnover                                          6%              6%             35%             35%
Net assets at end of period (in millions)              $   503         $   971         $   232         $   156

(a) All per share amounts have been restated to reflect the 4-for-1 stock split effective February 10, 1992.
(b) Class B shares were initially offered on May 5, 1992. Per share amounts reflect activity from that date.
(c) The return of capital is for book purposes only and is a result of book-tax differences from the merger of Colonial Utilities Fund (formerly Colonial Corporate Cash Trust I) and Colonial Corporate Cash Trust II in prior year. The 1992 amount represents a reclassification for book purposes only relating to that merger.
(d) Total return at net asset value assuming all distributions reinvested and no initial sales charge or contingent deferred sales charge.
(e) Not annualized.
(f) Annualized.

TRUSTEES OF THE COLONIAL UTILITIES FUND

ROBERT J. BIRNBAUM
Retired (formerly Special Counsel, Dechert, Price & Rhoads; President and Chief Operating Officer, New York Stock Exchange, Inc.)

TOM BLEASDALE
Retired (formerly Chairman of the Board and Chief Executive Officer, Shore Bank & Trust Company)

LORA S. COLLINS
Attorney (formerly Attorney, Kramer, Levin, Naftalis, Nessen, Kamin & Frankel)

JAMES E. GRINNELL
Private Investor (formerly Senior Vice President-Operations, The Rockport
Company)

WILLIAM D. IRELAND, JR.
Retired (formerly Chairman of the Board, Bank of New England-Worcester)

RICHARD W. LOWRY
Private Investor (formerly Chairman and Chief Executive Officer, U.S. Plywood Corporation)

WILLIAM E. MAYER
Partner, Development Capital, L.L.C. (formerly Dean, College of Business and Management, University of Maryland; Dean, Simon Graduate School of Business, University of Rochester; Chairman and Chief Executive Officer, CS First Boston Merchant Bank; and President and Chief Executive Officer, The First Boston Corporation)

JAMES L. MOODY, JR.
Retired (formerly Chairman of the Board and Chief Executive Officer, Hannaford Bros. Co.)

JOHN J. NEUHAUSER
Dean, Boston College School of Management

GEORGE L. SHINN
Financial Consultant (formerly Chairman, Chief Executive Officer and Consultant, The First Boston Corporation)

ROBERT L. SULLIVAN
Retired Partner, Peat Marwick Main & Co. (formerly Management Consultant, Saatchi and Saatchi Consulting Ltd. and Principal and International Practice Director, Management Consulting, Peat Marwick Main & Co.)

SINCLAIR WEEKS, JR.
Chairman of the Board, Reed & Barton Corporation

                                                              -----------------
[FLAG LOGO] COLONIAL                                              BULK RATE
            MUTUAL FUNDS                                         U.S. POSTAGE
                                                                     PAID
                                                                N. READING, MA
                                                                PERMIT NO. 105
                                                              -----------------





COLONIAL UTILITIES FUND      SEMIANNUAL REPORT, MAY 31, 1997


                             Important Information About this Report
                             The Transfer Agent for Colonial Utilities Fund is:

                             COLONIAL INVESTORS SERVICE CENTER, INC.
                             P.O. BOX 1722
                             BOSTON, MA  02105-1722
                             1-800-345-6611

                             Colonial Utilities Fund mails one shareholder report to each shareholder address. If you would like more than one report, please call Colonial at 1-800-426-3750 and additional reports will be sent to you.

                             This report has been prepared for shareholders of Colonial Utilities Fund. This report may also be used as sales literature when preceded or accompanied by the current prospectus which provides details of sales charges, investment objectives and operating policies of the Fund.


  COLONIAL INVESTMENT SERVICES, INC., Distributor (C)1997, A Liberty Financial
    Company (NYSE:L), One Financial Center, Boston, Massachusetts 02111-2621
                            UF-03/774D-0597 M (7/97)